Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Pierre-Yves Lesaicherre, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Nanometrics Incorporated on Form 10-Q for the quarterly period ended June 29, 2019, (a) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (b) that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Nanometrics Incorporated.

July 31, 2019	/s/ Pierre-Yves Lesaicherre
Pierre-Yves Lesaicherre
Chief Executive Officer
(Principal Executive Officer)

I, Greg Swyt, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Nanometrics Incorporated on Form 10-Q for the quarterly period ended June 29, 2019, (a) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (b) that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Nanometrics Incorporated.

July 31, 2019	/s/ Greg Swyt
Greg Swyt
Vice President, Finance
(Principal Financial and Accounting Officer)

This certification accompanies the Quarterly Report on Form 10-Q for the period ended June 29, 2019 of Nanometrics Incorporated (the “Company”) pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed “filed” by the Company or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made before or after the date of this Quarterly Report and irrespective of any general incorporation language contained in such filing.